================================================================================



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2009

                              ONCOLOGIX TECH, INC.
           (Name of Small Business Issuer as Specified in Its Charter)

                                    0-15482
                             ----------------------
                            (Commission File Number)

            Nevada                                               86-1006416
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
                     --------------------------------------
                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 1.01         Entry into a Material Definitive Agreement.

          We have entered into two material agreements, as described below.

     1. Pursuant to a Termination Agreement with the University of Maryland - Baltimore, The Master License Agreement between the Company and the
          University has been formally terminated and each party has released the other from all liabilities arising under the Master License Agreement.

     2. the Company has entered into a Technology Agreement with Institut fur Umwelttechnologien GmbH, a German Company ("IUT") whereunder the parties have agreed that:

               (a) The Company has granted an exclusive license to a new IUT subsidiary, called "IUTM", to develop and manufacture products based on the Company's proprietary information. This proprietary information is not based on the technology that had been subject to the Master License Agreement with the University of Maryland - Baltimore. The Company has also transferred to IUTM a number of items of laboratory equipment and inventory useful in connection with the licensed information.

               (b) The Company retains rights to market products based on such information as well as first consideration for marketing rights for other possible IUTM products.

               (c) In consideration of the license, the Company has received a 10% equity interest in IUTM, which is organized as a private German limited liability company and IUT has assumed approximately $82,000 of the Company's indebtedness.

               (d)  The  Company  will  transfer  its  marketing   rights  to  a
                    subsidiary and IUTM will be issued 10% of the equity ownership of that subsidiary.


Item 9.01         Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit             Title

99.1                Technology Agreement

          The information in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 4, 2009                        ONCOLOGIX TECH, INC.


                                            By:  /s/  Judy Lindstrom
                                               --------------------------------
                                                      Judy Lindstrom, President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer